                                                                  Exhibit 10

                       Consent of Independent Auditors

We consent to the reference to our firm under the captions "Experts" and "Financial Statements" and to the use of our reports dated April 9, 1997 (with respect to the financial statements of First ING of New York Separate Account
A1), April 11, 1997 (with respect to the financial statements of First ING Life Insurance Company of New York), and April 11, 1997 (with respect to the financial statement schedule of First ING Life Insurance Company of New York) included in Pre-Effective Amendment No. 2 to the Registration Statement (Form N-4 No. 33-82890 and 811-8700) and related Prospectus of First ING of New York Separate Account A1 dated May 1, 1997.




                                              /s/ Ernst & Young LLP
                                              ERNST & YOUNG LLP
Denver, Colorado
April 28, 1997